Exhibit 24.1



                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider, Michael T. Fries and Valerie L. Cover, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-8 in connection with the registration by United International Holdings, Inc., a Delaware corporation (the "Company"), of 500,000 shares of Class A Common Stock issuable under the Company's Stock Option Plan for Non-Employee Directors, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such shares with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

Date:  January 29, 1999                              /S/  Gene W. Schneider
                                                   -----------------------------
                                                   Gene W. Schneider

Date:  January 29, 1999                              /S/  Michael T. Fries
                                                   -----------------------------
                                                   Michael T. Fries

Date:  January __, 1999
                                                   -----------------------------
                                                   Valerie L. Cover

Date:  January 22, 1999                              /S/  Albert M. Carollo
                                                   -----------------------------
                                                   Albert M. Carollo

Date:  January 22, 1999                              /S/  John P. Cole
                                                   -----------------------------
                                                   John P. Cole, Jr.

Date:  January 26, 1999                              /S/ Lawrence F. DeGeorge
                                                   -----------------------------
                                                   Lawrence F. DeGeorge

Date:  January 22, 1999                              /S/  Lawrence J. DeGeorge
                                                   ---------------------------
                                                   Lawrence J. DeGeorge

Date:  January 29, 1999                              /S/  Antony P. Ressler
                                                   -----------------------------
                                                   Antony P. Ressler

Date:  January 26, 1999                              /S/  John F. Riordan
                                                   -----------------------------
                                                   John F. Riordan

Date:  January 26, 1999                              /S/  Curtis W. Rochelle
                                                   -----------------------------
                                                   Curtis W. Rochelle

Date:  January 26, 1999                               /S/ Mark L. Schneider
                                                   -----------------------------
                                                   Mark L. Schneider

Date:  January 23, 1999                              /S/  Bruce H. Spector
                                                   -----------------------------
                                                   Bruce H. Spector